UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2017

CSA HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55550	68-0683334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4704 Harlan Street, Suite 680

Denver, CO 80212

(Address of Principal Executive Offices) (Zip Code)

(720) 536-5824

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Board of Directors of CSA LLC., adopted at a meeting of the Directors of the Corporation that Tom Siciliano who has served as COO for 10 months and President for the last 14 months of CSA LLC will be granted 2,000,000 new stock options at a price of .03. We are also approving, when the company has money available - the payment of $30k in expenses and interest for his relocation back in November 2015 that was never paid, plus $45k in back wages and small bonus for his efforts to keep the company going strong and growing.

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SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CSA Holdings Inc.

Date: November 20, 2017	By:	/s/ Thomas Siciliano
Thomas Siciliano
President

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